EXHIBIT 10.4

THIRD AMENDED AND RESTATED GUARANTY

This THIRD AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated as of March 2, 2022, is made by Goodland Advanced Fuels, Inc., a Delaware corporation (“GAFI”), Aemetis Carbon Capture, Inc., a Nevada corporation (“ACCI”), Aemetis, Inc., a Nevada corporation (the “Parent”), each as a guarantor, each other guarantor listed on the signature pages hereto, and each other Person that may from time to time become party hereto as a guarantor (collectively, the “Guarantors”), in favor of THIRD EYE CAPITAL CORPORATION, as administrative agent and collateral agent for and on behalf of the Lenders (as defined in the Credit Agreement referred to below) (in such aforesaid capacities, or any successor or assign in such capacities, the “Agent”).

PRELIMINARY STATEMENTS:

(1) GAFI, the Agent, the noteholders party thereto, and the other parties party thereto are parties to that certain Note Purchase Agreement, dated as of June 30, 2017, (as amended, modified, supplemented or otherwise modified from time to time before the date hereof, the “Existing Agreement”).

(2) GAFI and ACCI, as borrowers, the other Guarantors, as obligors, the Lenders party thereto, and the Agent have entered into that certain Amended and Restated Credit Agreement of even date herewith (as amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Credit Agreement”), which amends and restates the Existing Agreement to, among other things, (x) increase the amounts available to GAFI under its revolving line to up to $50,000,000 and (y) make available to ACCI a new revolving line in an amount up to $50,000,000.

(3) Parent, Aemetis Advanced Products Keyes, Inc., a Delaware corporation (“AAPK”), and the Agent, on the date hereof, are parties to that certain Limited Guaranty, dated as of July 10, 2017, as amended by that certain Amended and Restated Limited Guaranty dated June 28, 2018 and that certain Second Amended & Restated Limited Guaranty, dated as of December 3, 2018 (as further amended, modified, supplemented or otherwise modified from time to time before the date hereof, the “Limited Guaranty”).

(4) Aemetis Products Keyes, Inc., a Delaware corporation (“APKI”), and the Agent, on the date hereof, are parties to that certain Limited Guaranty, dated as of December 3, 2018 (as amended, modified, supplemented or otherwise modified from time to time before the date hereof, the “APKI Limited Guaranty”).

(5) Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation (“AAFK”), and the Agent, on the date hereof, are parties to that certain Limited Guaranty, dated as of December 3, 2018 (as amended, modified, supplemented or otherwise modified from time to time before the date hereof, the “AAFK Limited Guaranty”, and together with the Limited Guaranty and the APKI Limited Guaranty, each a “Prior Guaranty” and collectively, the “Prior Guaranties”).

(6) Pursuant to the Credit Agreement, the Lenders have agreed to make Loans from time to time to the Borrowers, upon the terms and subject to the conditions set forth therein.

(7) This Guaranty guarantees the Guaranteed Obligations.

(8) This Guaranty is secured by a first priority lien, subject to liens existing in connection with the Existing Note Purchase Agreement (as defined below), only with respect to the Guarantors’ party thereto, as applicable, pursuant to an Amended and Restated General Security Agreement entered into by the Guarantors.

1

(9) It is a condition precedent to the obligation of the Lenders to make Loans under Credit Agreement that (i) Parent and AAPK amend and restate the Limited Guaranty by executing and delivering this this Guaranty to the Agent, for the benefit of the Agent, the Lenders from time to time party to the Credit Agreement and any other holder of any Loan Indebtedness (collectively with the Agent and the Lenders, the “Secured Parties”), (ii) APKI amend and restate the APKI Limited Guaranty by executing and delivering this this Guaranty to the Agent, for the benefit of the Secured Parties, (iii) AAFK amend and restate the AAFK Limited Guaranty by executing and delivering this this Guaranty to the Agent, for the benefit of the Secured Parties, and (iv) the other Guarantors shall have executed and delivered this Guaranty to the Agent for the benefit of the Secured Parties.

(10) Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement.

1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. In addition, when used herein, “Existing Note Purchase Agreement” shall mean that certain Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended, restated, supplemented, revised or replaced from time to time, among the borrowers party thereto, Parent, the noteholders party thereto and Third Eye Capital Corporation, an Ontario corporation, in its capacity as agent for and on behalf of the noteholders party thereto and each document or agreement entered into in connection therewith.

2. THE GUARANTY.

2.1 Guaranty of Guaranteed Obligations. The Guarantors unconditionally, jointly and severally, guarantee to the Agent, on behalf of the Secured Parties, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Loan Indebtedness, whether such obligations constitute principal, interest, expenses, indemnification expenses or other obligations (collectively, the “Guaranteed Obligations”). All payments under this Guaranty shall be made in United States Dollars in immediately available funds within five (5) Business Days after the Agent’s demand therefor.

2.2 Guarantee Absolute. The Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and/or Secured Parties with respect thereto. The liability of the Guarantors hereunder shall be primary, absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Indebtedness or the Guaranteed Obligations or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Loan Indebtedness or the Guaranteed Obligations, or any amendment or modification of or any consent to departure from this Guaranty or any other Credit Documents;

(c) any exchange, release, unopposability or nonperfection of any Collateral or any release or amendment to, waiver of, or consent to departure from, or any guarantee for, all or any part of the Loan Indebtedness or the Guaranteed Obligations;

2

(d) any whole or partial termination of this Guaranty; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor in respect of the Loan Indebtedness.

2.3 Consents, Waivers and Renewals. The Guarantors hereby renounce the benefits of division and discussion. The Guarantors hereby waive promptness, diligence, notice of the acceptance hereof, notice of intent to accelerate and notice of acceleration and any other notice with respect to any of the Loan Indebtedness or the Guaranteed Obligations, this Guaranty or the other Credit Documents and any requirement that the Agent and/or Secured Parties protect, secure, perfect, render opposable or insure any Agent’s Lien or Lien on any Property subject thereto or exhaust any right or take any action against any other Person or any Collateral before proceeding hereunder. The Guarantors agree that the Agent and/or Secured Parties may at any time and from time to time, either before or after the maturity of the Loan Indebtedness, without notice to or further consent of any Guarantor or any other Person extend the time of payment of, exchange or surrender any Collateral for, or renew any of the Loan Indebtedness or the Guaranteed Obligations, and may also make any agreements with any other party to or Person liable on any of the Loan Indebtedness, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Agent and/or any Lenders and the Borrowers or any such other party or Person, without in any way impairing or affecting this Guaranty. The Guarantors agree to make payment to the Agent, for the ratable benefit of the Secured Parties, of any of the Loan Indebtedness and the Guaranteed Obligations whether or not the Agent and/or any Secured Parties shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Loan Indebtedness or the Guaranteed Obligations. Each Guarantor hereby irrevocably renounces every right it may acquire to be released from its guarantee pursuant to applicable law. At the request of the Agent or any Secured Party, made at any time, the Guarantors shall renew the Guaranty hereunder by executing such documents for this purpose as may be reasonably requested by the Agent.

2.4 Reinstatement. If at any time any payment in respect of any of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, in whole or in part, the Guarantors’ obligations hereunder shall (x) revive and remain in full force and effect or (y) be reinstated (as the case may be) with respect to such Guaranteed Obligations.

2.5 Payments. All payments made by, or on behalf of, the Guarantors hereunder will be made without setoff, counterclaim or other defense.

2.6 Subrogation. No Guarantor shall exercise any rights which it may acquire by way of subrogation under this Guaranty or the other Credit Documents, by any payment made hereunder or otherwise, until all the Loan Indebtedness and the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to any Borrower on account of such subrogation rights in violation of the foregoing restriction, such amount shall be held in trust and as mandatary for the benefit of the Agent (for itself and the other Secured Parties) and shall forthwith be paid to the Agent (for itself and the other Secured Parties) to be credited and applied to the Loan Indebtedness, whether matured or unmatured.

3

2.7 Postponement and Subordination. The Guarantors hereby postpone any right of enforcement, remedy and action and subordinate any claims, including any right of payment, subrogation, contribution and indemnity that they may have at any time against any Obligor or any other guarantor, howsoever arising, to irrevocable payment in full of the Loan Indebtedness. Any such claims (whether secured or unsecured) and any such remedial rights are hereby assigned or hypothecated to Agent and the Secured Parties (and shall be assigned or hypothecated pursuant to documentation satisfactory to Agent), and any such claims owing and paid to any Guarantor in contravention of the terms of this Guaranty shall be received and held by such Guarantor in trust and as agent and mandatary for the benefit of Agent and the Secured Parties and the proceeds thereof shall forthwith be paid over to Agent to be credited and applied to the Loan Indebtedness, whether matured or unmatured, in accordance with the terms of this Guaranty. In furtherance of the foregoing, any and all Liens held by any Guarantor shall for all purposes be, and at all times remain, inferior, junior and subordinate to the Liens from time to time held by the Agent under the Security Documents; without limiting the generality of the foregoing, the foregoing priority shall prevail in all circumstances and irrespective of: (i) the priorities otherwise accorded to any such Liens by any applicable law; (ii) the time or order of the creation, granting, execution or delivery of the Loan Indebtedness, the Credit Documents or any other deed, document, instrument, act or notice; (iii) the time or order of the attachment or perfection or setting-up of the security interests and hypothecs constituted by any such Liens; (iv) the time or order of registration, notification or publication of any such Liens or the filing of financing statements or other instruments and documents with respect thereto; (v) the time of the making of advances and other credits under the Loan Indebtedness; or (vi) the giving of, or the failure to give, any notice to the Guarantors or the time of giving of any such notice; in addition, each Guarantor hereby cedes priority of rank and payment to the Agent and the Secured Parties in all respects to the extent necessary to give full effect to the foregoing.

2.8 Waivers. In addition to the waivers contained in Section 2.3 hereof, each Guarantor waives, and agrees to the fullest extent permitted by law that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of the Guaranteed Obligations hereunder or the enforcement by the Agent of, this Guaranty. Each Guarantor hereby waives, to the fullest extent permitted by law, diligence, presentment and demand (whether for the benefit of any statute of limitations affecting any Guarantor’s liability hereunder or the enforcement hereof, non-payment or protest or of acceptance, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in any Borrower’s financial condition or any other fact which might increase the risk to such Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives, to the fullest extent permitted by law, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty.

3. REPRESENTATIONS AND WARRANTIES.

3.1 To induce the Agent and the other Secured Parties to enter into the transactions contemplated by the Credit Documents, each Guarantor makes the following representations and warranties to the Agent and each Secured Party, each and all of which shall survive the execution and delivery of this Guaranty: Each Guarantor (i) has relied exclusively on its own independent investigation of each Borrower for such Guarantor’s decision to guarantee the Guaranteed Obligations now existing or thereafter arising, (ii) has sufficient knowledge of each Borrower to make an informed decision about this Guaranty, and neither the Agent nor any other Secured Party has any duty or obligation to disclose any information in its possession or control about each Borrower to the Guarantors, and (iii) has adequate means to obtain from each Borrower on a continuing basis information concerning the financial condition of each Borrower and is not relying on the Agent or any other Secured Party to provide such information either now or in the future.

4

3.2 In addition, each Guarantor represents and warrants to the Agent and the Secured Parties as follows:

(a) Such Guarantor has had the opportunity to discuss the terms and conditions of the Credit Documents with its own counsel and has relied on such counsel’s advice with respect to the Credit Documents in conjunction with the execution of this Guaranty.

(b) Such Guarantor makes all representations and warranties set forth in Section 4 of the Credit Agreement with respect to such Guarantor, as applicable.

4. OTHER TERMS.

4.1 Covenants. Each Guarantor shall be subject to the covenants set forth Section of the Credit Agreement with respect to such Guarantor, as applicable.

4.2 Amendments. This Guaranty may not be amended or modified except by the written agreement of the Guarantors and the Agent.

4.3 Waiver. No waiver of any provision of this Guaranty, and no consent to any departure by the Guarantors here from, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

4.4 Notices. All notices, requests and demands and other communications to or upon the Agent or any Obligor hereunder shall be effected in the manner provided for in Section 8.2 of the Credit Agreement; provided that any notice, request, demand or other communication to the Guarantors shall be addressed to the Guarantors at their address on the signature page to this Guaranty. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

4.5 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.6  Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.7 Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this document by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Guaranty.

5

4.8 Submission to Jurisdiction; Waivers.

(a) Jurisdiction. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF ANY SECURED PARTY IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER CREDIT DOCUMENTS SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENTS AGAINST THE PLEDGOR OR ANY OTHER OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) Waiver of Venue. Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Service of Process. Each party irrevocably consents to service of process in the manner provided for notices in Section 4.4. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(d) Waiver. Each Guarantor hereby waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary punitive or consequential damages.

4.9 Governing Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS HEREUNDER OF THE GUARANTORS, THE BORROWERS AND THE SECURED PARTIES AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS Guaranty AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6

4.10 WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS Guaranty OR ANY TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE SECURED PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS Guaranty BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.11 Assignment. This Guaranty shall be binding on, and shall inure to the benefit of each Guarantor, the Agent, each Secured Party and their respective successors and assigns; provided that no Guarantor may assign or transfer its rights or obligations under this Guaranty without the written consent of the Agent.

4.12 Indemnity and Expenses. (a) The Guarantors, jointly and severally, agree to indemnify the Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including an Obligor) arising out of, in connection with, or as a result of (i) the execution or delivery of this Guaranty, any other Credit Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Obligor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Obligor against an Indemnitee for a material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Documents, if any such Obligor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(b) The Guarantors shall not, without the prior written consent of the applicable Indemnitee(s), effect any settlement of any pending or threatened claim, litigation, investigation or proceeding in respect of which such Indemnitee is a party and indemnity could have been sought hereunder by such Indemnitee, unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnitee.

7

(c) The Guarantors will, jointly and severally, upon demand pay to the Agent the amount of any and all expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Agent or any Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of the Agent or the other Secured Parties hereunder or (ii) the failure by any Guarantor to perform or observe any of the provisions hereof.

(d) The agreements in this Section 4.12 shall survive repayment of the Loan Indebtedness and all other amounts payable under the Credit Agreement and the other Credit Documents.

4.13. Amendment and Restatement. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby are not intended by the parties to be, and shall not constitute, a novation or an accord and satisfaction of the obligations owing to the Secured Parties. Each of the parties hereto hereby acknowledges and agrees that the guarantee of the Guaranteed Obligations pursuant to Section 2 of this Guaranty is not intended to, nor shall it be construed, as constituting a release of any prior guarantee by any Guarantor in favor of any Secured Party, including under any Prior Guaranty, but is intended to constitute a restatement, ratification and reconfirmation of the prior guarantees, including the Prior Guaranties, made by any Guarantor in favor of the Secured Parties in and to the Collateral and an amendment thereto.

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

GOODLAND ADVANCED FUELS, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

AEMETIS CARBON CAPTURE, INC.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

AEMETIS, Inc.

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

AEMETIS ADVANCED PRODUCTS KEYES, INC.,
AEMETIS ADVANCED FUELS KEYES, INC.,
AEMETIS PROPERTY KEYES, INC.,
AEMETIS RIVERBANK, INC.,
AEMETIS PROPERTIES RIVERBANK, INC.,
AEMETIS ADVANCED PRODUCTS RIVERBANK, INC.,
AEMETIS HEALTH PRODUCTS, INC.,
AEMETIS INTERNATIONAL, INC.,
AEMETIS TECHNOLOGIES, INC.,
AE ADVANCED FUELS, INC.,
AEMETIS BIOFUELS, INC.,
AEMETIS AMERICAS, INC.,
AEMETIS ADVANCED FUELS, INC.,
AEMETIS FACILITY KEYES, INC.,
ENERGY ENZYMES, INC.,
AE BIOFUELS, INC.,
AEMETIS ADVANCED BIOREFINERY KEYES, INC.

Signature Page to Amended and Restated Guaranty

By:	/s/ Eric A. McAfee
Name:	Eric A. McAfee
Title:	Chief Executive Officer

Address for Notices to Guarantors
20400 Stevens Creek Blvd, Suite 700
Cupertino, CA 95014
Attention: Chief Executive Officer
Telephone: (408) 213-0940
Facsimile: (408) 252-8044

Signature Page to Amended and Restated Guaranty

THIRD EYE CAPITAL CORPORATION, as the Agent

By:	/s/ Arif N. Bhalwani
Name:	Arif N. Bhalwani
Title:	Managing Director

Signature Page to Amended and Restated Guaranty